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EXHIBIT 32.0

Certification of Chief Executive Officer
Pursuant to §906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Executive Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to-906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2004	By:	/s/ JAY SUGARMAN Name: Jay Sugarman Title: Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to §906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Financial Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to-906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2004	By:	/s/ CATHERINE D. RICE Name: Catherine D. Rice Title: Chief Financial Officer

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  EXHIBIT 32.0
Certification of Chief Executive Officer Pursuant to §906 of The Sarbanes-Oxley Act of 2002
Certification of Chief Financial Officer Pursuant to §906 of The Sarbanes-Oxley Act of 2002